Exhibit 10.4

PROJECT NO. 046-43057
PROJECT NAME: HEARTH & HOME OF VANDALIA

LESSEE SECURITY AGREEMENT

THIS LESSEE SECURITY AGREEMENT is made, entered into and dated as of January 1, 2012, by and among ADCARE HEALTH SYSTEMS, INC., an Ohio corporation, having an address at 5057 Troy Road, Springfield, Ohio 45502 (hereinafter referred to as the “Grantor”), HEARTH & HOME OF VANDALIA, INC., an Ohio corporation, having an address at 8160 Corporate Park Drive, Suite 220, Cincinnati, Ohio 45242 (as hereinafter referred to as “Borrower” or “Landlord” or “Owner”), and RED MORTGAGE CAPITAL, LLC, a Delaware limited liability company, having an address and place of business at Two Miranova Place, 12th Floor, Columbus, Ohio 43215 (hereinafter referred to as “Secured Party”). Secured Party and The Secretary of Housing and Urban Development (hereinafter referred to as the “Secretary”), and their respective heirs and assigns, as their interests may appear, are hereinafter collectively referred to as the “Secured Party”.

Whereas, the Borrower is the owner of the real and personal property that comprises the health care facility (the “Project”) situated on the property described in Exhibit A attached hereto and made a part hereof (the “Premises”); and

Whereas, the Borrower intends to accept a loan (the “Loan”) in the sum of Three Million Seven Hundred Twenty-One Thousand Five Hundred and 00/100ths Dollars ($3,721,500.00) from Secured Party, pursuant to the terms and conditions set forth in that certain Mortgage Note in said sum, dated as of January 1, 2012, in favor of Secured Party, as mortgagee (the “Note”); and

Whereas, the Grantor operates the Project pursuant to the terms of that certain Management Agreement, dated as of January         , 2012 (as thereafter amended from time to time, the “Management Agreement” or “Lease”); and

Whereas, the Secured Party has requested that Grantor give to Secured Party a security interest in the Collateral (as hereinafter defined) as a condition of Secured Party making the Loan to the Borrower evidenced by the Note in order to secure Grantor’s obligations and performance under the Lease.

WITNESSETH THAT:

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms hereof, the Grantor hereby grants to the Secured Party, a security interest in, and the Grantor hereby mortgages to the Secured Party, the property described in the attached Exhibit B and Exhibit C, hereinafter collectively referred to as the “Collateral”, it being the intention of the parties hereto that: (a) the security interest of the Secured Party shall attach to the Collateral (i) as soon as the Grantor obtains any interest in any Collateral (ii) before the Collateral becomes a fixture; (iii) before the Collateral is installed or affixed to any other collateral; and, (b) the security interest held by the Secured Party shall cover cash and non-cash proceeds of the Collateral.

Notwithstanding the foregoing, nothing contained herein shall be construed as authorizing, either expressly or by implication, the sale or other disposition of the Collateral by the Grantor, which sale or other disposition is hereby expressly prohibited without the Secured Party’s prior written consent. Notwithstanding the foregoing (i) Collateral does not include anything which is not owned by Grantor (i.e. leased items or items located on property but owned by a contractor) and (ii) Grantor shall not be prohibited from selling or replacing Collateral in the ordinary course of business.

The security interest hereby granted in the Collateral is delivered to secure payment of the Grantor’s rent payments (including all tax, insurance or other capital, repair or impound reserve payments required under the Lease) and the performance by the Grantor of its obligations under the Lease and also to secure all obligations of the Grantor to the Secured Party under this Security Agreement (all of which obligations for which this Security Agreement is secured being hereinafter referred to as the “Obligations”).

Incident thereto, the Grantor agrees with the Secured Party as follows:

1.                                      Grantor warrants and represents that:

(a)                                 The security interest granted to the Secured Party in the Collateral shall constitute a first lien as to the Collateral, and that the Grantor is the lawful owner, or lessee, of such Collateral and has good right to pledge, sell, consign, assign, transfer and create a security interest in the same;

(b)                                 The Collateral shall continue to be free from all pledges, liens, encumbrances and security interests or other claims in favor of others, except for the security interests of the AR Lender (as hereinafter defined) previously disclosed in writing to Secured Party; and the Grantor will warrant and, at the Secured Party’s request, defend the same from all claims and demands of all persons;

(c)                                  The Collateral shall only be used by the Grantor in the maintenance and/or operation of the Project, and shall not be held for sale or leased to others, or otherwise disposed of by the Grantor without the prior written consent of the Secured Party, except for dispositions in the ordinary course of business and as permitted under the Lease;

(d)                                 The Collateral shall be located at the Premises, and shall not be removed therefrom without the prior written consent of the Secured Party, except that removals and replacements in the ordinary course of business shall require no consent;

(e)                                       The Grantor shall, at its own cost and expense keep the Collateral in as good and substantial repair as the same is in at this date, or as the same is when acquired, only reasonable wear and tear excepted, and shall keep and maintain the Collateral in accordance with all applicable laws, rules, and regulations (governmental or otherwise), making replacements, repairs and improvements when and where necessary; and, in connection with the foregoing, the Secured Party hereby consents to the removal by the Grantor of the same, or any part hereof, from said Premises only if and to the extent that such removal is necessary or advisable in connection with the Grantor’s fulfillment of its obligations under this Subparagraph (e), and does not affect the priority of the security interest created hereby; and

(f)                                        Except in connection with the sale of stock of Grantor (which sale is subject to the prior written consent of Secured Party and HUD), Grantor will not sell, assign or otherwise transfer any document, instrument, or chattel paper in connection with the Collateral, except sales, assignments and transfers in the ordinary course of business as permitted under the Lease and will neither create nor suffer to be created any security interest, liens, encumbrances or claims in favor of others with respect thereto, except for the security interests to the AR Lender.

2.                                      Grantor agrees to comply with the requirements of all valid and applicable state and federal laws in order to grant to the Secured Party a valid lien upon, and a security interest in, the Collateral described herein, or which may be described in any amendment supplementary hereto.

3.                                      Grantor will pay, when due, all taxes, assessments and other charges lawfully and validly levied or assessed upon the Collateral or any part thereof, and the Grantor will pay any and all fees, costs and expenses, of whatever kind and nature, which the Secured Party may incur, including, reasonable attorneys’ fees, in protecting, maintaining, preserving, enforcing or foreclosing the security interest granted to the Secured Party hereunder, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to this transaction, promptly after the Grantor shall have been notified by the Secured Party of the amount of such fees, costs or expenses.

4.                                      Grantor agrees that the Secured Party, or its agents, may enter upon the premises of Grantor at any time, and from time to time, for the purpose of inspecting the Collateral, and any and all records pertaining thereto. The Grantor agrees to notify the Secured Party promptly of any change in its mailing address or principal place of business, in order that a prompt refiling of any outstanding notices may be made, if necessary. The Grantor is also to advise the Secured Party, within thirty (30) days, of any new facts which, under the applicable provisions of law, would affect the priority of the security interest granted to the Secured Party by this instrument.

5.                                      At its option, the Secured Party may, after notice and time to cure (i) discharge taxes, liens or security interests or other encumbrances at anytime levied or placed on the Collateral, except for the security interests granted to the AR Lender, and/or (ii) pay for insurance on or the maintenance and preservation of the Collateral, if Grantor fails to do so. In such a case, the Grantor agrees to reimburse the Secured Party on demand for any payment made, or any expense incurred by the Secured Party pursuant to the foregoing authorization. Until default, the Grantor may have possession of the Collateral and use it in any lawful manner consistent with this Security Agreement and consistent with any policy of insurance thereon.

6.                                      The Grantor shall be in default under this Security Agreement upon the happening of any of the following events or conditions:

(a)                                 Default in the payment or performance of any obligations, covenant or liability contained or referred to herein or in the Lease continuing beyond applicable periods of grace, if any; or

(b)                                 Any warranty, representation or statements made or furnished to the Secured Party by or on behalf of the Grantor in connection with the Collateral proves to have been false in any material respect when made or furnished.

7.                                      Upon such default, and any time thereafter, the Secured Party may declare all Obligations secured hereby immediately due and payable, and shall have the remedies of a secured party under the Uniform Commercial Code. The Secured Party may require the Grantor to assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Grantor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of the Grantor shown at the beginning of this Security Agreement at least five (5) days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like shall include the Secured Parties reasonable attorneys’ fees and legal expenses.

8.                                      No waiver by the Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. All rights of the Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of the Grantor shall bind its successors and assigns.

9.                                      RIGHTS OF SECRETARY AS Secured Party.

(A)                               Grantor and Secured Party hereby agree that Secretary shall be an additional secured party under this Security Agreement together with Secured Party, as their interests may appear, and that Secretary shall be listed on the Uniform Commercial Code Financing Statements to be filed contemporaneously herewith; provided, however, that nothing herein or in the Uniform Commercial Code Financing Statements shall require the execution, now or any future time, of any amendment, extension, or other document by Secretary.

(B)                               To the extent any party herein is required or desires to give notice to Secretary hereunder, such notice shall be delivered in accordance with the provisions hereof, as follows: U.S. Department of Housing and Urban Development, c/o Section 232 Program Manager, Office of Insured HealthCare Programs, 451 Seventh Street, Room 2247, Washington, D.C. 20410.

(C)                               For the term of this Security Agreement, Grantor continuously warrants to Secured Party that, except as provided in the Subordination Agreement referred to in Section 11 hereof, as follows:

(1)                                          The Collateral as described herein is free from all encumbrances and no financing statements covering any of said Collateral, or proceeds thereof, is on file in any public office.

(2)                                          Grantor is the right and lawful owner of each and every item of Collateral as described herein.

(3)                                          All Collateral mentioned in this Security Agreement is located on the premises of the above referenced FHA project and is being used for a legitimate business purpose.

(4)                                          All information given to Secured Party is true and correct.

(5)                                          Grantor has the right to make and execute this Security Agreement.

10.                               The Grantor further specifically agrees that, in any exercise of the rights of the Secured Party under this or any other instrument, any combination of all of the property, rights or security given to secure the Grantor’s indebtedness to the Secured Party may be offered for sale for one total price, and the proceeds of any such sale accounted for in one account without distinction between the items of security or without assigning to them any proportion of such proceeds, the Grantor hereby waiving the application of any doctrine of marshaling.

11.                               ADDITIONAL TERMS REGARDING ACCOUNTS RECEIVABLE OF GRANTOR.

Throughout the term of the Security Agreement, Grantor shall not pledge or otherwise grant a security interest in any of the Collateral to a third party without the prior written consent of the Secured Party (including HUD). Notwithstanding the foregoing or anything in this Agreement to the contrary, the parties hereby acknowledge that Grantor has an line of credit (the “AR Loan”) with The Huntington National Bank, a national banking association (hereinafter the “AR Lender”). In connection with the making of the Loan, Secured Party and AR Lender have entered into a Subordination Agreement (the “Subordination Agreement”). The parties hereto agree that the security interest of the Secured Party hereunder in the portion of the Collateral consisting of all healthcare insurance receivables of Grantor including, but not limited to, Medicaid and Medicare receivables, Veterans Administration or other governmental receivables, private patient receivables, and HMO receivables (collectively “Accounts Receivable”) will be senior to the security interest of the AR Lender in such Accounts Receivable. So long as the AR Loan is outstanding, or is replaced with one or more loans from another accounts receivable lender, whether before, concurrent with or at any time after indefeasible payment in full of the AR Loan, the relative priorities of the Secured Party and the AR Lender in and to the Accounts Receivable and certain other assets of Grantor shall be established and governed by the terms of the Subordination Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Lessee Security Agreement to be executed in their respective names as of the date hereinabove first written.

GRANTOR:
ADCARE HEALTH SYSTEMS, INC.
an Ohio corporation

By:	/s/ David A. Tenwick
David A. Tenwick
Chairman

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SECURED PARTY:
RED MORTGAGE CAPITAL, LLC
a Delaware limited liability company

By:	/s/ Edward H. R. Tellings
Edward H. R. Tellings
Senior Managing Director

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ACKNOWLEDGED AND CONSENTED TO BY:

OWNER:
HEARTH & HOME OF VANDALIA, INC.
an Ohio limited liability company

By:	/s/ David A. Tenwick
David A. Tenwick
Secretary